First Quarter 2019 Earnings Presentation May 10, 2019

Safe Harbor Statement The forward-looking statements can be identified by the use of forward-looking terminology including “may,” “should,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “forecast,” “seek,” “target,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact included in this Annual Report, regarding expectations for future financial performance, business strategies, expectations for our business, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives and beliefs of management are forward-looking statements. These forward-looking statements are based on information available as of the date of this presentation and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurance that such expectations will prove correct. Forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: • availability of commercially reasonable and accessible sources of liquidity; • our ability to generate cash flow and liquidity to fund operations; • the timing and extent of fluctuations in geographic, weather and operational factors affecting our customers, projects and the industries in which we operate; • our ability to identify acquisition candidates, integrate acquired businesses and realize upon the expected benefits of the acquisition of CCS and William Charles; • consumer demand; • our ability to grow and manage growth profitably; • the possibility that we may be adversely affected by economic, business, and/or competitive factors; • market conditions, technological developments, regulatory changes or other governmental policy uncertainty that affects us or our customers; • our ability to manage projects effectively and in accordance with management estimates, as well as the ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects; • the effect on demand for our services and changes in the amount of capital expenditures by customers due to, among other things, economic conditions, commodity price fluctuations, the availability and cost of financing, and customer consolidation; • the ability of customers to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice; • customer disputes related to the performance of services; • disputes with, or failures of, subcontractors to deliver agreed-upon supplies or services in a timely fashion; • our ability to replace non-recurring projects with new projects; • the impact of U.S. federal, local, state, foreign or tax legislation and other regulations affecting the renewable energy industry and related projects and expenditures; • the effect of state and federal regulatory initiatives, including costs of compliance with existing and future safety and environmental requirements; • fluctuations in maintenance, materials, labor and other costs; • our beliefs regarding the state of the renewable wind energy market generally; and • the “Risk Factors” described in our Annual Report on Form 10-K for the year ended December 31, 2018, and in our quarterly reports, other public filings and press releases. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. 1

IEA OVERVIEW AND STRATEGY

Leading national diversified infrastructure construction company in specialized markets, including renewable energy, rail, industrial, environmental and heavy civil expertise 3

Company Overview Business Segments • Tier 1 provider of U.S. wind energy construction; estimated Renewable Civil & Power & 30% market share Energy Infrastructure Industrial – 200+ utility-scale projects completed – 8,000+ wind turbines erected representing – of wind power installed IEA’s national talent pool is capable of performing a wide range of >15 Gigawatts heavy civil construction and engineering services across end markets • Growing presence in utility-scale solar – >700 Megawatts of solar power installed Select Services & Capabilities • Heavy civil and industrial projects • Leading national provider of rail civil infrastructure with limited competition Project & Site Excavation / Site Bridges, Roadways, Development Preparation Tunnels, & Shafts • Leader in coal ash remediation in the Southeast U.S. • 70+ years of experience in civil, petrochemical, and industrial power Turbine Assembly Structural Steel Underground & Erection Erection Cabling • Backlog of $2.2 billion – provides excellent visibility into 2019 Environmental On-Site Dredging High Friction Surface Remediation Treatment (HFST) (1) IEA management estimate for FY2017, based upon industry and customer data available to IEA management. 4

Combined Business Operational Overview Consolidated Construction Solutions (“CCS”) - Legacy - Combined Geographic Footprint IEA has licenses to operate across all 50 states Total: 471 Total: 554 Total: 1,584 Total: 1,448 Total: 4,057 Forklifts Compactor & Specialty Trucks Forklifts Cranes & Rigging Trucks Cranes & 1% Paving Trucks 5% 1% 1% 5% Rigging Tractors Tractors Tractors 1% 1% 16% Compactor & 1% Compactor & Cranes & Forklifts Cranes & 1% 1% Compactor & Specialty Paving Specialty Paving Rigging 1% Fleet Rigging Specialty Tractors 8% 5% 2% (1) 10% Paving 1% Overview Dozers, Loaders & 7% Tools & Misc. Trucks Dozers, Loaders Support Units Excavators 7% Dozers, 45% & Excavators 40% 8% Tools & Misc. Support Units Loaders & Support 12% Support Units Tools & 35% 67% Excavators Units Dozers, Loaders 76% 32% Misc & Excavators 9% 7% Support Units 17% 66% Dozers, Loaders & Excavators 11% Headcount 1,500 500 400 214 2,614 Select Customers Denotes headquarters and regional offices (1) Support units primarily consist of water trucks, trucks/autos, trailers, screens, crushers, light plants, pumps, reel stand trailers, bucket/attachments, utility vehicles, vehicles, work trucks, semi tractors and storage containers. 5

Industry Tailwinds With Diverse and Growing End Markets

	Power	Transportation	Water, Sewage & Waste	Recreation	Construction Aggregate Mining	Pulp / Paper
2018E Construction Put-in-Place / Market Size	**$99 Billion**	**$138 Billion**	**$32 Billion**	**$25 Billion**	**$1 Billion**	**400+ Pulp & Paper Mills**
New / Existing Market to IEA	**Existing – Renewable** **New – Thermal**	**Existing – Highway** **New – Rail, Specialty Paving, Bridge**	**New Market**	**New Market**	**New Market**	**New Market**
IEA Focus Areas	▪ Market leader in Wind EPC with a growing solar business ▪ Full coal plant construction, decommissioning, maintenance and coal ash services	▪ Saiia's / ACC's / William Charles's transportation focus includes railroad, highway and bridge construction as well as specialty paving ▪ A small part of IEA's existing revenue is transport related	▪ Core competencies include drainage systems, pump stations and sewer construction projects	▪ ACC specializes in constructing professional golf courses, indoor and outdoor sport fields and parks	▪ Saiia is focused in high growth regions such as the Southeast	▪ Saiia's focus includes site work, process waste hauling, landfill construction and maintenance, ash and sludge pond cleanout, pond construction and closure
Growth Dynamics	⬆ Wind capacity to double by 2023 ⬆ Solar capacity to grow 400% over the next 15 years	⬆ Aging infrastructure ⬆ Increases in public spending initiatives ⬆ Population growth ⬆ FAST Act tailwinds	⬆ Increased environmental compliance requirements ⬆ Population growth ⬆ Pipes Act tailwinds	⬆ Increased municipal revenues	⬆ Correlated to residential and non-residential construction ⬆ FAST Act tailwinds ⬆ Southeast region is high growth	⬆ Plant conversions from graphic paper to specialty and packaging paper

(1) Source: FMI, BISI, MAKE Consulting.

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SELECTED FIRST QUARTER 2019 RESULTS

Q1-2019 Financial Snapshot Highlights Record backlog of $2.2 billion 12.4% increase in revenues Y-o-Y(1) 130 bps improvement in gross margin Y-o-Y(1) Typical seasonally weak Adjusted EBITDA – reaffirming previously provided guidance for 2019 Backlog ($mm) Revenue ($mm) +12.4% $190.8 $2,157 +2.0% $169.9 $2,116 $50.1 As of December 31, 2018 As of March 31, 2019 Q1-2018 Q1-2019 Gross Margin (%) Combined Adjusted EBITDA(3) ($mm) +1.3% 3.5% 2.2% +18.6% ($4.7) ($5.8) 4.4% ex. 2018weather- (2) (6.2%) impacted projects ($8.9) Q1-2018 Q1-2019 Q1-2018 Q1-2019 As Reported Pro Forma for 2018 Acquisitions(1) (1) Comparisons are pro forma for the 2018 acquisitions of CCS and William Charles (the “2018 Acquisitions”). (2) Represents gross margin excluding revenues and gross profit/loss from the six projects whose profitability was impacted in the fourth quarter of 2018 as a result of adverse weather conditions (the “2018 Weather-Impacted Projects”). 8 (3) See slide 12 for Combined Adjusted EBITDA reconciliation.

Strong Growth in Backlog in Q1 ▪ Strong backlog growth in all segments ▪ Good visibility on 2019 revenues – backlog + Q1 revenue aligns with the high-end of 2019 revenue guidance range(1) ▪ Seeing early returns on cross-selling strategy ($ in millions) Change in Backlog(2) Expected Backlog Roll-off by Year(2) $139.0 $2,157.1 Backlog + Q1 revenue $455.7 $2,157.1 $2,115.6 aligns with the high- end of 2019 revenue $93.1 guidance range $711.2 ($190.8) $990.3 As of December Q1 Revenue Renewable Civil As of Q2 - Q4 2020 2021+ Total 31, 2018 March 31, 2019 2019 (1) Based on $190.8 million of revenue recognized in Q1 2019 + $990.3 million of backlog expected to be recognized in 2019. (2) Estimated backlog represents the amount of revenue we expect to realize from the uncompleted portions of existing construction contracts, including new contracts under which work 9 has not begun and awarded contracts for which the definitive project documentation is being prepared, as well as revenue from change orders and renewal options.

Update on 2018 Weather-Impacted Projects ▪ Change order negotiations continue on two projects, while other projects have largely been settled ▪ One project settled a number of Change Orders in 1Q19 in excess of previous estimates, resulting in an increase to project gross margin of $1.2M in 1Q19 ▪ All 2018 Weather Impacted projects are forecast to be complete by the end of 3Q19, with limited remaining financial exposure – only $11.1M of remaining contract value ■ Remaining work is primarily site cleanup; all heavy construction is complete 2018 Weather-Impacted Projects ($000s) Project Name Revenue Booked in Gross Profit Remaining Contract Remaining Gross Estimated Final Q1-2019 Booked in Value as of April Margin as of Completion Q1-2019 1, 2019 April 1, 2019 Project 1 Q3-2019 Project 2 Q2-2019 Project 3 Q2-2019 Project 4 Q3-2019 Project 5 Q2-2019 Project 6 Q2-2019 Total $43,863 $405 $11,123 $307 10

Gross Margin Improved Significantly Quarter-over-Quarter ▪ Gross margin improvement driven by outperformance in the wind and rail businesses  +130 bps as reported  +220 bps as reported ex. the 2018 Weather Impacted Projects Excluding the “Hangover” from 2018 Weather-Impacted Projects in Q1 Three Months Ended March 31, 2018 Three Months Ended March 31, 2019 ($ in millions) As Reported Combined for As Reported 2018 Weather March 31, 2019 2018 Acquisitions(1) Impacted Projects ex. 2018 Weather Impacted Projects Revenue $50.1 $169.9 $190.8 $43.9 $146.9 Cost of Revenue (53.2) (166.1) (184.0) (43.5) (140.5) Gross Profit (3.1) 3.8 6.8 0.4 6.4 % Gross Margin (6.2%) 2.2% 3.5% 0.9% 4.4% +130 bps improvement +220 bps improvement 11 (1) Includes full year impact of CCS and William Charles Acquisitions.

Combined 2018 Adjusted EBITDA Supports Full Year 2019 Guidance ($000s) Year Ended Three Mos Ended Three Mos Ended December 31, 2018 March 31, 2018 March 31, 2019 Net income (loss) $4.2 ($17.4) ($22.9) Interest expense, net 12.1 0.9 10.4 Provision (benefit) for income taxes (12.9) (3.5) (8.6) Depreciation and amortization 16.7 2.0 12.0 EBITDA 20.1 (18.1) (9.1) Adjustments Transaction costs (1) 8.5 7.6 ─ Diversification SG&A (2) 3.9 1.2 ─ Credit support fees(3) 0.2 0.2 ─ Consulting fees & expenses (4) 0.4 0.2 ─ Non-cash stock compensation expense (5) 1.1 ─ 1.0 Merger, acquisition and integration costs (6) 15.8 ─ 3.4 Loss on debt extinguishment (7) 1.8 ─ ─ Settlement of customer project dispute (8) 8.5 ─ ─ Contingent consideration fair value adjustment (9) (46.3) ─ ─ Adjusted EBITDA 14.1 (8.9) (4.7) Acquisition Adjustments Results of 2018 Acquisitions not included in as reported results 39.3 3.1 ─ Combined Adjusted EBITDA 53.3 (5.8) (4.7) Operating lease conversion 13.7 Combined Adjusted EBITDA excluding Potential synergies 14.3 $38 million of 2018 Weather- Impacted Projects was $118 million Combined Further Adjusted EBITDA $81.3 (compares with guidance midpoint of $100 million) 12 Note: See Page 10 for footnotes to Adjusted EBITDA.

Q1-2019 Performance is Consistent With Historical Seasonality ▪ Q1 is a seasonally weak quarter for construction as a large portion of our projects start work in the early spring and end during the late fall ▪ Q1 has historically contributed an average of only 13.4% to the Company’s full year revenues Quarterly Contribution to Full Year Results (% of Full Year) Q1 Q2 Q3 Q4 Revenues 2016 12.6% 22.1% 35.7% 29.6% 2017 14.1% 25.2% 34.4% 26.3% 2018 13.5% 26.5% 36.0% 24.0% 2016-2018 Average 13.4% 24.6% 35.4% 26.7% 2019 17.3% (1) – – – Note: All percentages are pro forma for CCS and William Charles acquisitions. 13 (1) Q1 2019 percentage based on the midpoint of management guidance for revenue.

2019 GUIDANCE

Reaffirming 2019 Outlook and Guidance Management reiterates full year 2019 Outlook and Guidance: • $1,000M - $1,200M of revenue • $90M - $110M in Adjusted EBITDA • 9.0% - 9.2% Adjusted EBITDA Margin ($ in millions) Low High Revenue $1,000.0 $1,200.0 Net Income 3.6 8.6 Interest Expense, Net 26.0 31.0 Depreciation & Amortization 49.0 55.1 Provision for Income Taxes 1.4 3.1 EBITDA 80.0 97.8 Non-cash Stock Compensation Expense 4.0 4.4 Acquisition Integration Costs(1) 6.0 7.8 Adjusted EBITDA $90.0 $110.0 % Margin 9.0% 9.2% (1) Acquisition Integration costs include legal, consulting, personnel and other costs associated with integration activity. 15

APPENDIX

Footnotes to 2018 Adjusted EBITDA (1) Transaction costs include legal, consulting, filing and other costs associated with the acquisition of IEA Energy Services by MIII Acquisition Corp. and the subsequent public listing of IEA securities on the NASDAQ stock exchange. (2) Diversification selling, general and administrative reflects the costs, including recruiting, compensation and benefits for additional personnel, associated with IEA beginning to expand into electrical transmission work and corresponding services, which were historically subcontracted to third parties. These costs currently did not have corresponding revenue in fiscal year 2018. (3) Credit support fees reflect payments to Oaktree for its guarantee of certain borrowings, which guarantees did not continue post-combination. (4) Consulting fees and expenses represents consulting and professional fees and expenses in connection with the merger with MIII Acquisition Corp. (5) Non-cash stock compensation expenses. (6) Merger, acquisition and integration costs include legal, consulting, travel, personnel and other costs associated with acquisition activity. (7) Expense of previously deferred financing fees in connection with refinancing the Company's credit facility in September 2018. (8) Settlement of customer project dispute-related to a dispute regarding the costs to be incurred to complete a project and the loss of revenue related to unbilled change orders. The three and twelve months ended December 31, 2018, regarding the costs to finish the project were $0 and $5.6 million respectively. The loss of revenue related to unbilled changed orders for the three and twelve months ended December 31, 2018, was $0 and $2.9 million, respectively. The add back reflects the associated negative impact to gross margin. While IEA believed it had a strong legal position to support the charges, management determined that it was in the best interests of the Company to settle the dispute, retain the important customer relationship and secure the award of an additional Wind energy project with the customer, which will be built in 2018. (9) Reflects a $46.3 million adjustment to the fair value of its contingent consideration incurred in connection with the Merger. The merger agreement required the Company to issue additional shares of our common stock to the Seller if certain EBITDA targets for 2018 and 2019 were achieved. The 2018 target was not achieved due to extreme weather conditions, and the Company may be required to issue additional such shares with the amount to depend on whether the 2019 EBITDA target is met. 17

THANK YOU Investor Relations Contact: Financial Profiles Larry Clark, Senior Vice President lclark@finprofiles.com 310.622.8223